Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   7.57%
May, 2001   7.41%
April, 2001   7.34%
March, 2001   7.96%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.80%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,958,014,468.94